UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

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☐	Definitive Proxy Statement

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VOR BIOPHARMA INC.

(Name of Registrant as Specified in its Charter)

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Your Vote Counts!
VOR BIOPHARMA INC.
2023 Annual Meeting
Vote by May 25, 2023
VOR BIOPHARMA INC.
11:59 PM ET
100 CAMBRIDGEPARK DRIVE
SUITE 101
CAMBRIDGE, MA 02140
V01957-P90499
You invested in VOR BIOPHARMA INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2023.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 26, 2023
12:00 PM ET
Virtually at:
www.virtualshareholdermeeting.com/VOR2023
*Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board Recommends
1. To elect each of the two Class II director nominees, each to serve until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.
Nominees: For
01) David C. Lubner
02) Joshua Resnick, M.D.
2. To ratify the selection by the audit committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023. For
Note: Such other business as may properly come before the meeting or any adjournment thereof.
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V01958-P90499